THE FBR FUNDS
Equity Funds
SUPPLEMENT DATED SEPTEMBER 14, 2004
TO THE PROSPECTUS DATED JULY 1, 2004

Effective October 1, 2004 (the "Closing Date"), the FBR Small Cap Fund (the "Fund") will be closed to new investors, except for certain tax advantaged accounts (including IRAs, 401K plans, pension plans, other employee benefit plans and trust accounts) which will be allowed to open new accounts to invest in the Fund. Existing shareholders will be permitted to make additional investments after the Closing Date in any account that held shares of the Fund as of the Closing Date. Financial institutions maintaining omnibus accounts with the Fund may not accept purchase orders for new accounts postmarked after the Closing Date, except for certain tax advantaged accounts as described above.

For additional information regarding certain allowable new accounts or questions concerning the closing to new investors, please call 888.888.0025.

The Fund reserves the right to reopen to new investors after the Closing Date.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.